BlackRock Global Allocation Fund, Inc.

(the “Fund”)

Class K Shares

Supplement dated December 6, 2016 to

the Summary Prospectus dated June 8, 2016

Effective January 1, 2017, Dennis Stattman, CFA, Dan Chamby, CFA, Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA are the portfolio managers of the Fund, and the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Global Allocation Fund, Inc. — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Dennis Stattman, CFA	1989	Managing Director of BlackRock, Inc.
Dan Chamby, CFA	2003	Managing Director of BlackRock, Inc.
Russ Koesterich, CFA, JD	2017	Managing Director of BlackRock, Inc.
David Clayton, CFA, JD	2017	Managing Director of BlackRock, Inc.
Kent Hogshire, CFA	2017	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-GA-K-1216SUP